EXHIBIT 99

                                CHASE03S4 -- 1A1


Deutsche Bank Securities Inc.

Balance                $40,000,000.00         Delay                  24                      WAC(1)                6.027742537
Coupon                 5.5000                 Dated                  05/01/2003              NET(1)                5.771243
Settle                 05/28/2003             First Payment          06/25/2003              WAM(1)                358


-----------------------------------------------------------------------------------------------------------------------------------
PRICE              100 PSA,      300 PSA,          325 PSA,        350 PSA,         375 PSA,           500 PSA,       1000 PSA,
                   CALL (N)      CALL (N)          CALL (N)        CALL (N)         CALL (N)           CALL (N)       CALL (N)
-----------------------------------------------------------------------------------------------------------------------------------
                   YIELD         YIELD             YIELD            YIELD            YIELD             YIELD          YIELD
-----------------------------------------------------------------------------------------------------------------------------------
100-08             5.501         5.485             5.484            5.482            5.481             5.474          5.394
100-10             5.494         5.477             5.475            5.474            5.472             5.465          5.377
100-12             5.488         5.469             5.467            5.466            5.464             5.456          5.360
100-14             5.482         5.461             5.459            5.458            5.456             5.447          5.343
100-16             5.476         5.454             5.451            5.449            5.447             5.438          5.326
100-18             5.469         5.446             5.443            5.441            5.439             5.429          5.309
100-20             5.463         5.438             5.435            5.433            5.431             5.420          5.292
100-22             5.457         5.430             5.427            5.425            5.422             5.411          5.275
100-24             5.450         5.422             5.419            5.417            5.414             5.402          5.258
100-26             5.444         5.414             5.411            5.409            5.406             5.393          5.241
100-28             5.438         5.406             5.403            5.400            5.398             5.384          5.224
100-30             5.432         5.399             5.395            5.392            5.389             5.375          5.207
101-00             5.425         5.391             5.387            5.384            5.381             5.366          5.190
101-02             5.419         5.383             5.379            5.376            5.373             5.357          5.173
101-04             5.413         5.375             5.371            5.368            5.365             5.348          5.157
101-06             5.407         5.367             5.363            5.360            5.356             5.339          5.140
101-08             5.400         5.359             5.355            5.352            5.348             5.330          5.123

WAL                15.67         11.06             10.74            10.45            10.19             9.08           4.17
MOD DURN           9.845         7.870             7.719            7.580            7.452             6.871          3.641
PRINCIPAL WINDOW   JUN08 - APR33 JUN08 - APR33     JUN08 - APR33    JUN08 - APR33    JUN08 - APR33     JUN08 - APR33  DEC06 - SEP08

LIBOR_1MO          1.3100        1.3100            1.3100           1.3100           1.3100            1.3100         1.3100
-----------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN
OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.

                                CHASE03S4 -- 1A1


Deutsche Bank Securities Inc.

Balance                $40,000,000.00         Delay                  24                      WAC(1)                6.027742537
Coupon                 5.5000                 Dated                  05/01/2003              NET(1)                5.771243
Settle                 05/28/2003             First Payment          06/25/2003              WAM(1)                358


-----------------------------------------------------------------------------------------------------------------------------------
PRICE              100 PSA,        300 PSA,          325 PSA,        350 PSA,       375 PSA,           500 PSA,       1000 PSA,
                   CALL (Y)        CALL (Y)          CALL (Y)        CALL (Y)       CALL (Y)           CALL (Y)       CALL (Y)
-----------------------------------------------------------------------------------------------------------------------------------
                   YIELD           YIELD             YIELD            YIELD          YIELD             YIELD          YIELD
-----------------------------------------------------------------------------------------------------------------------------------
100-08             5.499           5.476             5.473            5.470          5.468             5.452          5.376
100-10             5.492           5.467             5.464            5.461          5.458             5.441          5.357
100-12             5.486           5.458             5.455            5.452          5.448             5.430          5.338
100-14             5.479           5.449             5.446            5.442          5.439             5.418          5.320
100-16             5.473           5.440             5.437            5.433          5.429             5.407          5.301
100-18             5.466           5.432             5.428            5.424          5.419             5.396          5.282
100-20             5.460           5.423             5.419            5.414          5.410             5.385          5.263
100-22             5.453           5.414             5.410            5.405          5.400             5.373          5.244
100-24             5.447           5.405             5.401            5.395          5.390             5.362          5.225
100-26             5.440           5.396             5.392            5.386          5.381             5.351          5.207
100-28             5.434           5.388             5.383            5.377          5.371             5.340          5.188
100-30             5.427           5.379             5.374            5.368          5.362             5.329          5.169
101-00             5.421           5.370             5.364            5.358          5.352             5.318          5.150
101-02             5.414           5.361             5.355            5.349          5.342             5.307          5.132
101-04             5.408           5.353             5.346            5.340          5.333             5.295          5.113
101-06             5.401           5.344             5.337            5.330          5.323             5.284          5.094
101-08             5.395           5.335             5.328            5.321          5.314             5.273          5.076

WAL                14.55           9.22              8.87             8.51           8.19              6.78           3.72
MOD DURN           9.531           7.028             6.829            6.620          6.424             5.527          3.288
PRINCIPAL WINDOW   JUN08 - AUG23   JUN08 - DEC13     JUN08 - MAY13    JUN08 - OCT12  JUN08 - APR12     JUN08 - MAY10  DEC06 - FEB07

LIBOR_1MO          1.3100          1.3100            1.3100           1.3100         1.3100            1.3100         1.3100
-----------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN
OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.

                               CHASE03S4 -- 1A10


Deutsche Bank Securities Inc.

Balance                $19,750,000.00         Delay                  24                      WAC(1)                6.027742537
Coupon                 5.5000                 Dated                  05/01/2003              NET(1)                5.771243
Settle                 05/28/2003             First Payment          06/25/2003              WAM(1)                358


-----------------------------------------------------------------------------------------------------------------------------------
PRICE              100 PSA,       300 PSA,          325 PSA,       350 PSA,         500 PSA,         750 PSA,         1000 PSA,
                   CALL (N)       CALL (N)          CALL (N)       CALL (N)         CALL (N)         CALL (N)         CALL (N)
-----------------------------------------------------------------------------------------------------------------------------------
                   YIELD          YIELD             YIELD          YIELD            YIELD            YIELD            YIELD
-----------------------------------------------------------------------------------------------------------------------------------
96-25              5.691          5.788             5.806          5.827            6.017            6.259            6.459
96-29              5.685          5.778             5.795          5.815            5.997            6.228            6.419
97-01              5.679          5.768             5.784          5.803            5.977            6.197            6.380
97-05              5.674          5.758             5.774          5.792            5.957            6.167            6.340
97-09              5.668          5.748             5.763          5.780            5.937            6.136            6.300
97-13              5.662          5.738             5.752          5.768            5.917            6.105            6.260
97-17              5.657          5.728             5.741          5.757            5.897            6.074            6.221
97-21              5.651          5.718             5.731          5.745            5.877            6.043            6.181
97-25              5.646          5.708             5.720          5.733            5.857            6.013            6.142
97-29              5.640          5.698             5.709          5.722            5.837            5.982            6.102
98-01              5.634          5.688             5.699          5.710            5.817            5.952            6.063
98-05              5.629          5.679             5.688          5.699            5.797            5.921            6.024
98-09              5.623          5.669             5.677          5.687            5.777            5.891            5.984
98-13              5.618          5.659             5.667          5.676            5.757            5.860            5.945
98-17              5.612          5.649             5.656          5.664            5.737            5.830            5.906
98-21              5.607          5.639             5.646          5.653            5.717            5.799            5.867
98-25              5.601          5.630             5.635          5.641            5.698            5.769            5.828

WAL                24.11          14.02             12.95          11.89            6.59             4.28             3.33
MOD DURN           22.730         12.895            11.916         10.974           6.368            4.153            3.226
PRINCIPAL WINDOW   NOV22 - APR33  MAR13 - APR33     MAY12 - APR33  SEP11 - APR33    FEB09 - JUN11    MAY07 - JAN08    JUL06 - DEC06

LIBOR_1MO          1.3100         1.3100            1.3100         1.3100           1.3100           1.3100           1.3100
-----------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN
OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.